UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 26, 2014

Warren Resources, Inc.

(Exact Name of Registrant
as Specified in Charter)

Maryland	0-33275	11-3024080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor

New York, New York 10036

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code:  (212) 697-9660

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On November 26, 2014, Warren Resources, Inc. (“Warren”) entered into a First Amendment to Third Amended and Restated Credit Agreement (the “First Amendment”), to amend the Third Amended and Restated Credit Agreement dated as of August 11, 2014 (the “Credit Facility”), with Bank of Montreal, as Administrative Agent, and the lenders party thereto. The First Amendment, among other things, updates the definition of “Interest Coverage Ratio” so that interest expense (i) is not limited to interest due to the lenders party to the Credit Facility and (ii) excludes the amortization of capitalized fees and expenses incurred in connection with the issuance of debt. The other material terms, conditions and provisions of the Credit Facility, including the borrowing base of $225 million, remain in effect.

The foregoing description of the First Amendment is not complete and is qualified by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the amendment to the Credit Facility under Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

On December 2, 2014, Warren issued a press release regarding the reaffirmation of its borrowing base.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	First Amendment to Third Amended and Restated Credit Agreement, dated as of November 26, 2014, among Warren Resources, Inc., as Borrower, and Bank of Montreal, as administrative agent.

99.1	Press Release dated December 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 2, 2014

WARREN RESOURCES, INC.
(Registrant)

By:	/s/ Saema Somalya
Saema Somalya,
Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Third Amended and Restated Credit Agreement, dated as of November 26, 2014, among Warren Resources, Inc., as Borrower, and Bank of Montreal, as administrative agent.

99.1	Press Release dated December 2, 2014.